10-K Asset Retirement Obligations	6 Months Ended
Jun. 30, 2023
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations	Asset Retirement Obligations
The Company records obligations related to the reclamation of certain aggregate properties and certain other obligations associated with leased and owned properties.
For the years ended December 31, 2022 and 2021, the current portion of the Company’s liability, which is included in other accrued liabilities, was $4.4 million and $6.1 million, respectively, and the noncurrent amount, which is included in other liabilities, was $33.0 million and $27.3 million, respectively. A reconciliation of the Company’s liability for the years ended December 31 was as follows:

	2022	2021
	(In thousands)
Balance at beginning of year	$33,406	$30,932
Liabilities incurred	4,657	1,655
Liabilities acquired	—	1,805
Liabilities settled	(2,117)	(2,613)
Accretion expense	1,415	1,627
Balance at end of year	$37,361	$33,406